Supplement dated May 2, 2025 to the
Prospectus for your Variable Annuity
Issued by
LINCOLN BENEFIT LIFE COMPANY

This supplement contains information about changes to your annuity contract (“Contract”) issued by Lincoln Benefit Life Company.

Investment Option Update
This supplement is to inform you that there are changes to variable investment options that are available in certain Contracts. Your Contract may not offer all the Portfolios referenced below. Please note you may not have funds invested in these Portfolios, but you are receiving this supplement because the Portfolios may be available in your Contract.

Fidelity® Asset Manager Portfolio – Portfolio Name Change:

Effective on or about April 30, 2025 (“Effective Date”), all references to the Portfolio have been changed as follows:

Portfolio Current Name	Portfolio Revised Name
Fidelity® VIP Asset Manager Portfolio - Initial Class	Fidelity® VIP Asset Manager 50% Portfolio - Initial Class
Fidelity® VIP Asset Manager Portfolio - Service Class 2	Fidelity® VIP Asset Manager 50% Portfolio - Service Class 2

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed.

If you have any questions or would like another copy of the current Portfolio Prospectus, please call us at 1-800-457-7617. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

Please keep this supplement together with your prospectus for future reference.
No other action is required of you.

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